                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ PATRICK G. RYAN
                                       -------------------
                                       Patrick G. Ryan

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ DANIEL T. CARROLL
                                       ---------------------
                                       Daniel T. Carroll

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ FRANKLIN A. COLE
                                       --------------------
                                       Franklin A. Cole

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ EDGAR D. JANNOTTA
                                       ---------------------
                                       Edgar D. Jannotta

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ LESTER B. KNIGHT
                                       --------------------
                                       Lester B. Knight

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ PERRY J. LEWIS
                                       ------------------
                                       Perry J. Lewis

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ ANDREW J. McKENNA
                                       ---------------------
                                       Andrew J. McKenna

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ NEWTON N. MINOW
                                       -------------------
                                       Newton N. Minow

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ RICHARD C. NOTEBAERT
                                       ------------------------
                                       Richard C. Notebaert

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ MICHAEL D. O'HALLERAN
                                       -------------------------
                                       Michael D. O'Halleran

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ DONALD S. PERKINS
                                       ---------------------
                                       Donald S. Perkins

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ JOHN W. ROGERS, JR.
                                       -----------------------
                                       John W. Rogers, Jr.

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ GEORGE A. SCHAEFER
                                       ----------------------
                                       George A. Schaefer

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ RAYMOND I. SKILLING
                                       -----------------------
                                       Raymond I. Skilling

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ FRED L. TURNER
                                       ------------------
                                       Fred L. Turner

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ ARNOLD R. WEBER
                                       -------------------
                                       Arnold R. Weber

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ CAROLYN Y. WOO
                                       ------------------
                                       Carolyn Y. Woo

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to 4,700,000 shares of common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of July, 2000.

                                       /s/ HARVEY N. MEDVIN
                                       --------------------
                                       Harvey N. Medvin